Restricted net assets	12 Months Ended
Dec. 31, 2022
Restricted net assets
Restricted net assets

26. Restricted net assets

The Company is a holding company with no material operations of its own and conducts the operations primarily through its PRC subsidiaries and the VIEs. As an offshore holding company, the Company is permitted under PRC laws and regulations to provide funding from the proceeds of its offshore fundraising activities to its PRC subsidiaries only through loans or capital contributions, and to its VIEs only through loans, in each case subject to the satisfaction of the applicable government registration and approval requirements.

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s subsidiaries, VIEs and subsidiaries of the VIEs incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The consolidated results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s subsidiaries. The Company has not previously declared or paid any cash dividend or dividend in kind, and has no plan to declare or pay any dividends in the near future.

Under PRC law, the Company’s subsidiaries, VIEs and the subsidiaries of the VIEs located in the PRC (collectively referred as the “PRC entities”) are required to provide for certain statutory reserves, namely a general reserve, an enterprise expansion fund and a staff welfare and bonus fund. The PRC entities are required to allocate at least 10% of their after tax profits on an individual company basis as determined under PRC accounting standards to the statutory reserve and has the right to discontinue allocations to the statutory reserve if such reserve has reached 50% of registered capital on an individual company basis. In addition, the registered capital of the PRC entities is also restricted.

26. Restricted net assets - continued

Under PRC regulations, the subsidiaries of the VIEs in the PRC with microloan license are required to provide a statutory reserve, which is appropriated from net income as reported in the Company’s statutory accounts. The Company is required to allocate 1.5% of its balance of loan principal to the statutory reserve. The statutory reserve can only be used for specific purposes and not distributable as cash dividends.

Under PRC regulations, the Company’s subsidiary in the PRC with a license to provide financing guarantee service is required to provide a statutory reserve, which is appropriated from net income as reported in the Company’s statutory accounts. The Company is required to allocate 10 % of its after tax profits to the statutory reserve. The statutory reserve can only be used for specific purposes and not distributable as cash dividends.

Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the Board of Directors of the subsidiaries. The PRC entities are also subject to similar statutory reserve requirements. These reserves can only be used for specific purposes and are not transferable to the Company in the form of loans, advances or cash dividends.

Amounts restricted that include paid-in capital and statutory reserve funds, as determined pursuant to PRC GAAP, were RMB 5,314 million and RMB 4,345 million (US$ 630 million) as of December 31, 2021 and 2022, respectively.